UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2014

Stericycle, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21229	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive
Lake Forest, Illinois 60045
(Address of principal executive offices including zip code)

(847) 367-5910
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2014, Stericycle, Inc. issued a press release announcing that its board of directors has unanimously selected Daniel V. Ginnetti, currently Stericycle’s Vice President of Corporate Finance, to succeed Frank J.M. ten Brink as Chief Financial Officer effective August 1, 2014. Mr. ten Brink will continue in his role as Chief Financial Officer through the transition to Mr. Ginnetti, and thereafter, will continue at Stericycle as Senior Vice President, Mergers and Acquisitions.

A copy of our press release is included as Exhibit 99.1 to this report.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press release issued by Stericycle, Inc. dated June 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 2, 2014		Stericycle, Inc.

	By:	/s/ Frank J.M. ten Brink

Frank J.M. ten Brink
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number    Description
99.1            Press Release issued by Stericycle, Inc. dated June 2, 2014.